EXHIBIT 10.134

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0181
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated June 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of June 27, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of June 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

As of June 15, 2008	Very truly yours,
/s/ Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Mildred Broussard
Name: Mildred Broussard
Date: 7-10-08

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0181
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated June 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of June 27, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of June 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

As of June 15, 2008	Very truly yours,
/s/ Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Alexander Michael MD
Name: Alexander Michael MD
Date: July 3, 2008

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0181
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated June 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of June 27, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of June 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

As of June 15, 2008	Very truly yours,
/s/ Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Stacey S. Humphrey
Name:
Date:

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0181
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated June 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of June 27, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of June 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

As of June 15, 2008	Very truly yours,
/s/ Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ James T. Smith
Name: James T. Smith
Date: 7/9/08

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0181
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated June 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of June 27, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of June 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

As of June 15, 2008	Very truly yours,
/s/ Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Kenneth Gordon
Name: Kenneth Gordon
Date: 7/22/08